Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$61	$95	$(34)	$152	$185	$(33)
2	Pinnacle West Energy	(71)	1	(72)	(80)	(35)	(45)
3	APS Energy Services	—	1	(1)	(3)	4	(7)
4	SunCor	6	4	2	26	10	16
5	El Dorado	—	—	—	(1)	33	(34)
6	Parent Company	89	3	86	105	12	93

7	Income From Continuing Operations	85	104	(19)	199	209	(10)

8	Loss From Discontinued Operations — Net of Tax	19	1	18	(44)	—	(44)
9	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

10	Net Income	$104	$105	$(1)	$155	$209	$(54)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.62	$1.04	$(0.42)	$1.59	$2.02	$(0.43)
12	Pinnacle West Energy	(0.72)	0.01	(0.73)	(0.83)	(0.39)	(0.44)
13	APS Energy Services	—	0.01	(0.01)	(0.03)	0.05	(0.08)
14	SunCor	0.07	0.05	0.02	0.27	0.11	0.16
15	El Dorado	(0.01)	—	(0.01)	(0.01)	0.36	(0.37)
16	Parent Company	0.90	0.03	0.87	1.09	0.13	0.96

17	Income From Continuing Operations	0.86	1.14	(0.28)	2.08	2.28	(0.20)

18	Loss From Discontinued Operations — Net of Tax	0.19	0.01	0.18	(0.46)	0.01	(0.47)
19	Cumulative Effect of Change in Accounting — Net of Tax	—	—	—	—	—	—

20	Net Income	$1.05	$1.15	$(0.10)	$1.62	$2.29	$(0.67)

21	BOOK VALUE PER SHARE	$35.82	$32.55	$3.27	$35.82	$32.55	$3.27

	COMMON SHARES OUTSTANDING — DILUTED (Thousands)
22	Average	98,816	91,491	7,325	95,755	91,430	4,325
23	End of Period	98,881	91,443	7,438	98,881	91,443	7,438

See Glossary of Terms.	Page 2 of 31

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$414	$360	$54	$872	$794	$78
25	Business	308	289	19	798	757	41

26	Total retail	722	649	73	1,670	1,551	119
	Wholesale revenue on delivered electricity
27	Traditional contracts	9	6	3	17	13	4
28	Off-system sales	8	—	8	20	—	20
29	Transmission for others	7	8	(1)	21	24	(3)
30	Other miscellaneous services	7	8	(1)	21	18	3

31	Total regulated electricity	753	671	82	1,749	1,606	143
	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	107	91	16	267	290	(23)

33	Total operating electric revenues	$860	$762	$98	$2,016	$1,896	$120

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	4,449	4,028	421	9,705	9,160	545
35	Business	4,100	3,937	163	10,826	10,590	236

36	Total retail	8,549	7,965	584	20,531	19,750	781
	Wholesale electricity delivered
37	Traditional contracts	269	210	59	624	543	81
38	Off-system sales	212	—	212	810	—	810
39	Retail load hedge management	1,026	943	83	2,478	1,843	635

40	Total regulated electricity	10,056	9,118	938	24,443	22,136	2,307
	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	7,228	8,995	(1,767)	17,906	21,834	(3,928)

42	Total electric sales	17,284	18,113	(829)	42,349	43,970	(1,621)

See Glossary of Terms.	Page 3 of 31

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$38	$—	$38	$—	$—	$—
44	Deferred fuel and purchased power costs — current period	105	—	105	143	—	143
45	Amounts recovered through revenues	—	—	$—	—	—	—

46	Deferred fuel and purchased power regulatory asset — end of period	$143	$—	$143	$143	$—	$143

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
47	Electricity and other commodity sales, realized (a)	$3	$13	$(10)	$33	$47	$(14)
48	Mark-to-market reversals on realized sales (b)	3	(3)	6	(5)	(4)	(1)
49	Change in mark-to-market value of forward sales	14	5	9	24	15	9

50	Total gross margin	$20	$15	$5	$52	$58	$(6)

	By Pinnacle West Entity

51	Parent company marketing and trading division	$26	$9	$17	$53	$32	$21
52	APS	(8)	2	(10)	(9)	(3)	(6)
53	Pinnacle West Energy	—	—	—	5	17	(12)
54	APS Energy Services	2	4	(2)	3	12	(9)

55	Total gross margin	$20	$15	$5	$52	$58	$(6)

Future Marketing and Trading Mark-to-Market Realization
As of Septmeber 30, 2005, Pinnacle West had accumulated net mark-to-market gains of $58 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $17 million; 2006, $10 million; 2007, $21 million; and thereafter, $10 million.

(a)	The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 47 and in line 48 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 47 are included in line 48. For example, line 48 shows that a prior-period mark-to-market loss of $3 million was transferred to “realized” for the third quarter of 2005. A $3 million realized loss is included in the $3 million on line 47 for the third quarter of 2005.

(b)	Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
56	Residential	895,789	856,353	39,436	891,422	854,901	36,521
57	Business	111,648	107,583	4,065	110,700	106,534	4,166

58	Total	1,007,437	963,936	43,501	1,002,122	961,435	40,687
59	Wholesale customers	78	85	(7)	78	83	(5)

60	Total customers	1,007,515	964,021	43,494	1,002,200	961,518	40,682

61	Customer Growth (% over prior year)	4.5%	3.9%	0.6%	4.2%	3.7%	0.5%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

62	Residential	4,445	4,231	214	9,778	9,364	414
63	Business	4,119	4,005	114	10,870	10,619	251

64	Total	8,564	8,236	328	20,648	19,983	665

	RETAIL USAGE (KWh/Average Customer)

65	Residential	4,967	4,704	263	10,887	10,713	174
66	Business	36,723	36,595	128	97,795	99,405	(1,610)

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

67	Residential	4,963	4,941	22	10,969	10,953	16
68	Business	36,897	37,227	(330)	98,201	99,679	(1,478)

	ELECTRICITY DEMAND (MW)

69	System peak demand	7,000	6,402	598	7,000	6,402	598

See Glossary of Terms.	Page 5 of 31

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
70	Nuclear	2,147	2,364	(217)	6,013	6,372	(359)
71	Coal	3,574	3,417	157	9,602	9,339	263
72	Gas, oil and other	3,018	2,547	471	6,219	4,253	1,966

73	Total	8,739	8,328	411	21,834	19,964	1,870

	Purchased power
74	Firm load	1,589	1,068	521	3,072	3,302	(230)
75	Marketing and trading	7,795	9,301	(1,506)	19,611	21,978	(2,367)

76	Total	9,384	10,369	(985)	22,683	25,280	(2,597)

77	Total energy sources	18,123	18,697	(574)	44,517	45,244	(727)

	POWER PLANT PERFORMANCE

	Capacity Factors
78	Nuclear	88%	96%	(8)%	83%	87%	(4)%
79	Coal	95%	90%	5%	86%	83%	3%
80	Gas, oil and other	40%	38%	2%	28%	21%	7%
81	System average	63%	64%	(1)%	54%	53%	1%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
82	Nuclear	107	13	94	488	380	108
83	Coal	57	63	(6)	496	364	132
84	Gas	140	39	101	516	135	381

85	Total	304	115	189	1,500	879	621

See Glossary of Terms.	Page 6 of 31

Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended September 30, 2005 and 2004

		3 Mo. Ended September			9 Mo. Ended September
Line		2005	2004	Incr (Decr)	2005	2004	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
86	Palo Verde	$78.94	$51.86	$27.08	$60.67	$48.65	$12.02
87	SP15	$83.21	$57.09	$26.12	$64.70	$53.40	$11.30
	Off-Peak
88	Palo Verde	$52.35	$33.37	$18.98	$40.81	$33.59	$7.22
89	SP15	$56.08	$37.18	$18.90	$43.92	$37.13	$6.79

	WEATHER INDICATORS

	Actual
90	Cooling degree-days	2,583	2,471	112	4,155	4,342	(187)
91	Heating degree-days	—	—	—	458	563	(105)
92	Average humidity	29%	26%	3%	35%	28%	7%
	10-Year Averages
93	Cooling degree-days	2,540	2,540	—	4,111	4,111	—
94	Heating degree-days	—	—	—	557	557	—
95	Average humidity	33%	33%	0%	33%	33%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
96	Single-family	7,982	9,783	(1,801)	30,351	33,464	(3,113)
97	Multi-family	2,038	1,517	521	5,424	4,598	826

98	Total	10,020	11,300	(1,280)	35,775	38,062	(2,287)

	Arizona Job Growth (c) (d)
99	Payroll job growth (% over prior year)	4.2%	3.6%	0.6%	4.0%	3.1%	0.9%
100	Unemployment rate (%, seasonally adjusted)	4.8%	5.0%	(0.2)%	4.6%	5.1%	(0.5)%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	The economic indicators reflect latest available data through periods ending August 2005.

See Glossary of Terms.	Page 7 of 31